UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2024
______________________
23andMe Holding Co.
(Exact name of Registrant as Specified in Its Charter)
______________________

Delaware	001-39587	87-1240344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
349 Oyster Point Boulevard
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 938-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 31, 2024, 23andMe Holding Co. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (FDA) has cleared the investigational new drug application for 23ME-01473 (‘1473), a novel Natural Killer (NK) cell activator for the treatment of cancer. ‘1473 will be evaluated in patients with advanced solid tumors in a Phase 1 clinical study beginning in the first half of 2024. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

The website address set forth in this report is included as an inactive textual reference only. The information contained on the website referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description of Exhibit

99.1	23andMe Holding Co. Press Release, dated January 31, 2024

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date:	January 31, 2024	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage Title: Interim Chief Financial and Accounting Officer